UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2011

M & F WORLDWIDE CORP.

(Exact Name of Registrant as Specified in its Charter)
Delaware	001-13780	02-0423416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 East 62nd Street, New York, New York 10065
(Address of Principal Executive Offices) (Zip Code)

212-572-8600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

On May 12, 2011, Harland Clarke Holdings Corp. (“Holdings”), an indirect wholly owned subsidiary of M & F Worldwide Corp. (the “Company”) announced that it would be providing information to certain lenders in connection with its previously disclosed meeting to discuss a possible amendment and extension of its existing senior secured term loan facility.  The information furnished by Holdings is attached as Exhibit 99.1 to Holdings’ Current Report on Form 8-K filed on May 13, 2011 and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

Exhibit 99.1	Information furnished pursuant to Item 2.02 of this Current Report on Form 8-K (incorporated by reference to Harland Clarke Holdings Corp.’s Current Report on Form 8-K filed on May 13, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M & F WORLDWIDE CORP.

By:	/s/ Edward P. Taibi
Name: Edward P. Taibi
Title: Senior Vice President

Date: May 13, 2011

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Information furnished pursuant to Item 2.02 of this Current Report on Form 8-K (incorporated by reference to Harland Clarke Holdings Corp.’s Current Report on Form 8-K filed on May 13, 2011)